EXHIBIT 10.1

AMENDMENT NO. 2 TO THE
REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 2 TO THE REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of September 11, 2009, among Building Materials Corporation of America, BMCA Acquisition Inc. and ELKCORP (the “Borrowers”) and Deutsche Bank AG New York Branch, as administrative agent for the Lenders (the “Administrative Agent”) amends that certain Revolving Credit Agreement dated as of February 22, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”), among the Borrowers, the Administrative Agent, the Lenders and the other parties thereto.  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

PRELIMINARY STATEMENTS:

(1)           The Borrowers, the Lenders, the Issuing Bank and the Administrative Agent are party to the Credit Agreement.

(2)           The Borrowers, the Administrative Agent, the Issuing Bank and the Required Lenders have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

SECTION 1.           Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           Section 1.01 is amended by adding the following definitions in the appropriate alphabetical order:

“‘Applicable Percentage’ means, with respect to any Non-Defaulting Lender at any time, a percentage equal to a fraction the numerator of which is such Non-Defaulting Lender’s Revolving Credit Commitment and the denominator of which is the aggregate Revolving Credit Commitments of all Non-Defaulting Lenders.”

“‘Non-Defaulting Lender’ means, at any time, a Lender that is not a Defaulting Lender at such time.”

(b)           The definition of “Letter of Credit Facility” in Section 1.01 is amended by deleting the word “$150,000,000” and replacing it with “$300,000,000”.

(c)           Section 2.01(c) is amended by deleting the word “$150,000,000” and replacing it with “$300,000,000”.

(d)           Section 2.03(c) is amended by deleting the reference to “Section 2.04(b)” in the 21st line thereof and replacing it with a reference to “Section 2.04(d)”.

(e)           Section 2.03 is amended by adding a new clause (f) at the end thereof to read as follows:

“(f)          Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i)            All or any part of the aggregate Available Amount of all outstanding Letters of Credit at the time a Lender becomes a Defaulting Lender shall be reallocated pro rata among the Non-Defaulting Lenders having Unused Revolving Credit Commitments in accordance with their respective Applicable Percentages, but only to the extent that (x) the sum of (A) the aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Non-Defaulting Lenders (in their capacities as Lenders) and outstanding at such time, (B) such Non-Defaulting Lenders’ Pro Rata Shares of the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time, plus (C) such Defaulting Lender’s Pro Rata Share of such Available Amount, does not exceed the aggregate amount of all Non-Defaulting Lenders’ Revolving Credit Commitments and (y) the conditions set forth in Section 3.02 are satisfied at such time.

(ii)           If the reallocation described in clause (i) above cannot, or can only partially, be effected, no Issuing Bank shall have any obligation to issue, amend, renew or increase any Letters of Credit under this Agreement unless the Borrowers shall have (x) provided cash collateral in an amount equal to such Defaulting Lender’s Pro Rata Share of the Available Amount (after giving effect to any partial reallocation pursuant to clause (i) above) in a manner satisfactory to the Issuing Bank or (y) reduced the aggregate Available Amount of all outstanding Letters of Credit by an amount equal to the unreallocated portion of the Defaulting Lender’s Pro Rata Share of such Available Amount.

(iii)          If there are no Unused Revolving Credit Commitments at the time a Lender becomes a Defaulting Lender, then the Borrowers shall, not later than five Business Days after written notice by the respective Issuing Bank, either (x) cause the return to the respective Issuing Bank of Letters of Credit with an aggregate Available Amount not less than the Defaulting Lender’s Pro Rata Share of the aggregate Available Amount of all outstanding Letters of Credit or (y) provide cash collateral as provided in Section 2.03(f)(ii) in an amount not less than the Defaulting Lender’s Pro Rata Share of the aggregate Available Amount of all outstanding Letters of Credit or make other arrangements satisfactory to the Issuing Bank to protect the Issuing Bank against the risk of non-payment by such Defaulting Lender.

(iv)          In the event an Issuing Bank makes an L/C Disbursement at the time a Lender is a Defaulting Lender and such L/C Disbursement is not reimbursed by the Borrowers as provided herein, each Non-Defaulting Lender hereby absolutely and unconditionally agrees to pay such Non-Defaulting Lender’s Applicable Percentage of

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such L/C Disbursement made by such Issuing Bank and not reimbursed by the Borrowers forthwith on the date due provided in Section 2.04(d) by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Issuing Bank by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to such Non-Defaulting Lender’s Applicable Percentage of such L/C Disbursement.  Each Non-Defaulting Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.03(f)(iv) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default or the termination of the Commitments, and that each such payment shall be made without any off-set, abatement, withholding or reduction whatsoever.  If and to the extent that any Non-Defaulting Lender shall not have so made the amount of such L/C Disbursement available to the Administrative Agent, such Non-Defaulting Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date such L/C Disbursement is due pursuant to Section 2.04(d) until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable.  If such Non-Defaulting Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Non-Defaulting Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the respective Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.  If a Lender is no longer deemed a Defaulting Lender as provided in clause (v) below, then such Lender shall purchase at par participations in any participations purchased by the Non-Defaulting Lenders as provided in this clause (iv) as the Administrative Agent deems necessary in order for all Lenders to hold such participations in accordance with their Pro Rata Shares.

(v)           In the event the Administrative Agent, the Borrowers and the Issuing Banks each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Lenders’ participation in the Available Amount of all outstanding Letters of Credit shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment and not later than three Business Days from the date of such agreement the applicable Issuing Bank shall cause the return of any cash collateral posted by the Borrowers pursuant to clauses (ii) or (iii) above to the Borrowers.”

(f)            Section 2.08(b)(i) is amended by inserting the following at the end of the first sentence thereof: “provided, that during any period in which a Lender is a Defaulting Lender and to the extent that the Available Amount has been reallocated as provided in Section 2.03(f), such commission shall be paid to the Administrative Agent for the account of the Non-Defaulting Lenders based on each Non-Defaulting Lender’s Applicable Percentage of the average daily aggregate stated amount during such quarter of Letters of Credit outstanding from time to time at the rate of the Applicable Margin for Eurodollar Rate Advances.”

SECTION 2.           Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall

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have received counterparts of this Amendment executed by the Borrowers, the Required Lenders and the Issuing Bank or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that it has executed this Amendment and the consent attached hereto executed by each Guarantor.

SECTION 3.           Representations and Warranties of the Borrowers.  Each Borrower represents and warrants that this Amendment has been duly executed and delivered by such Borrower, and this Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

SECTION 4.           Reference to and Effect on the Credit Agreement and the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           The Credit Agreement, as amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5.           Costs, Expenses.  The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 6.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment or the consent attached hereto by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment or such consent.

SECTION 7.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BUILDING MATERIALS CORPORATION OF
AMERICA
BMCA ACQUISITION INC.
ELKCORP

By	/s/	John M. Maitner
	Name:	John M. Maitner
	Title:	Vice President - Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, Issuing Bank and as Lender

By	/s/	Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

By	/s/	Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

ALLIED IRISH BANKS, p.l.c., as Lender

By	/s/	Martin Chin
	Name:	Martin Chin
	Title:	Senior Vice President

By	/s/	Brent Phillips
	Name:	Brent Phillips
	Title:	Vice President

CITICORP USA, INC., as Lender

By	/s/	Brendan Mackay
	Name:	Brendan Mackay
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Lender

By	/s/	Marie C. Duhamel
	Name:	Marie C. Duhamel
	Title:	Vice President

GENERAL ELECTRIC CAPITAL
CORPORATION, as Lender

By	/s/	Brian Miner
	Name:	Brian Miner
	Title:	Duly Authorized Signatory

GE BUSINESS FINANCIAL SERVICES INC.
(f/k/a MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.), as Lender

By	/s/	Brian Miner
	Name:	Brian Miner
	Title:	Duly Authorized Signatory

WACHOVIA BANK, NATIONAL
ASSOCIATION., as Lender

By	/s/	Alex Lurye
	Name:	Alex Lurye
	Title:	Vice President

UPS CAPITAL CORPORATION, as Lender

By	/s/	John P. Holloway
	Name:	John P. Holloway
	Title:	Director of Portfolio Management

UBS LOAN FINANCE LLC, as Lender

By	/s/	Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

By	/s/	Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

WELLS FARGO FOOTHILL, LLC, as Lender

By	/s/	Rohan Damani
	Name:	Rohan Damani
	Title:	Vice President

CONSENT

Dated as of September 11, 2009

Each of the undersigned, as a Guarantor under the Guaranty dated February 22, 2007 (as amended, modified or supplemented from time to time, the “Guaranty”) and as a Grantor under the Security Agreement dated February 22, 2007 (as amended, modified or supplemented from time to time, the “Security Agreement”), in each case in favor of the Administrative Agent and for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty, the Security Agreement and the other Collateral Documents (as defined in such Credit Agreement) to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty, the Security Agreement and such other Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

BUILDING MATERIALS CORPORATION OF
AMERICA

BMCA ACQUISITION INC.

ELKCORP

BMCA FRESNO LLC

BMCA GAINESVILLE LLC

BMCA INSULATION PRODUCTS INC.

BMCA QUAKERTOWN INC.

BUILDING MATERIALS INVESTMENT
CORPORATION

BUILDING MATERIALS MANUFACTURING
CORPORATION

GAF LEATHERBACK CORP.

GAF MATERIALS CORPORATION (CANADA)

GAF PREMIUM PRODUCTS INC.

GAF REAL PROPERTIES, INC.

GAFTECH CORPORATION

HBP ACQUISITION LLC

LL BUILDING PRODUCTS INC.

PEQUANNOCK VALLEY CLAIM SERVICE
COMPANY, INC.

SOUTH PONCA REALTY CORP.

WIND GAP REAL PROPERTY ACQUISITION
CORP.

CHROMIUM CORPORATION

ELK COMPOSITE BUILDING PRODUCTS, INC.

ELK CORPORATION OF ALABAMA

ELK CORPORATION OF AMERICA

ELK CORPORATION OF ARKANSAS

ELK CORPORATION OF TEXAS

ELK GROUP, INC.

ELK GROUP, LP

ELK PERFORMANCE NONWOVEN
FABRICS, INC.

ELK PREMIUM BUILDING PRODUCTS, INC.

ELK SLATE PRODUCTS, INC.

ELK TECHNOLOGIES, INC.

ELK TECHNOLOGY GROUP, INC.

ELK VERSASHIELD BUILDING
SOLUTIONS, INC.

LUFKIN PATH FORWARD, INC.

MIDLAND PATH FORWARD, INC.

RGM PRODUCTS, INC.

RIDGEMATE MANUFACTURING
COMPANY, INC.

GAF DECKING SYSTEMS LLC

By	/s/	John M. Maitner
	Name:	John M. Maitner
	Title:	Vice President - Treasurer